JANUS ASPEN SERIES
                              Institutional Shares
                             Money Market Portfolio

                        Supplement Dated February 1, 2002
        to Statement of Additional Information ("SAI") Dated May 1, 2001
                       as Supplemented September 28, 2001


Janus Aspen Series held a special meeting of shareholders on January 31, 2002 at which the Portfolio's shareholders approved various proposals, including the following revisions to certain of the Portfolio's investment restrictions. Each of these policies is a fundamental restriction, which may not be changed without a subsequent shareholder vote. NONE OF THESE CHANGES, INDIVIDUALLY OR IN THE AGGREGATE, ARE INTENDED TO MODIFY THE WAY THE PORTFOLIO IS CURRENTLY MANAGED, NOR ARE THEY ANTICIPATED TO CHANGE THE LEVEL OF RISK ASSOCIATED WITH INVESTING IN THE PORTFOLIO.

Restriction (1) on page 2 of the SAI is replaced in its entirety by the following:

o With respect to 75% of its assets, the Portfolio may not purchase securities of an issuer (other than a U.S. Government Security or securities of another investment company) if: (a) such purchase would, at the time, cause more than 5% of the Portfolio's total assets taken at market value to be invested in the securities of such issuer (except as allowed under Rule 2a-7); or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Portfolio.

Restriction (4) on page 2 of the SAI is replaced in its entirety with the following:

o The Portfolio may not lend any security or make any other loan if, as a result, more than 33 1/3% of the Portfolio's total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities or loans, including assignments and participation interests).

Restriction (6) on page 2 of the SAI is replaced in its entirety by the following:

o The Portfolio may not borrow money except that the Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of the Portfolio's total assets (including the amount borrowed). This policy shall not prohibit short sales transactions, or futures, options, swaps or forward transactions. The Portfolio may not issue "senior securities" in contravention of the 1940 Act.

The following is added as restriction (8) on page 3:

o The Portfolio may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Portfolio from purchasing or selling foreign currencies, options, futures, swaps, forward contracts or other derivative instruments or from investing in securities or other instruments backed by physical commodities).



109-31-014 2/02